UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2014

QS BATTERYMARCH

INTERNATIONAL

EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks maximum long-term total return.

Letter from the president

Dear Shareholder,

At a meeting held in May 2014, the Fund’s Board of Trustees approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager, to change the fiscal year-end of the Fund from December 31 to September 30. As a result of this change, shareholders are being provided with a short-period annual report for the nine-month period from January 1, 2014 through September 30, 2014. Please read on for a more detailed look at the prevailing economic and market conditions during the Fund’s abbreviated reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2014

II	QS Batterymarch International Equity Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the period from January 1, 2014 through September 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s initial estimate for third quarter GDP growth was 3.5%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all nine months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI’s low of 51.3 occurred in January 2014, its weakest reading since May 2013. PMI peaked in August 2014, with a reading of 59.0, representing its highest reading since March 2011. While PMI dipped to 56.6 in September, fifteen of the eighteen industries within the PMI expanded during the month.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. After an uptick in February 2014 to 6.7%, unemployment generally declined over the next several months, reaching a low of 5.9% in September 2014. This represented the lowest level since July 2008. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.7% in September 2014, its lowest level since 1978.

Growth outside the U.S. was mixed in many countries. In its October 2014 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) said “Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery. Overall, the pace of recovery is becoming more country specific.” From a regional perspective, the IMF forecasts 2014 growth will be 0.8% in the Eurozone, versus -0.4% in 2013. Japan’s economy is projected to expand 0.9% in 2014, compared to 1.5% in 2013. Elsewhere the IMF projects that overall growth in emerging market countries will

QS Batterymarch International Equity Fund	III

Investment commentary (cont’d)

decelerate in 2014, with expected growth of 4.4% versus 4.7% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on October 29, 2014, after the reporting period ended, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, ECB President Draghi said the ECB would start purchasing securitized loans and covered bonds in October 2014. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

IV	QS Batterymarch International Equity Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

QS Batterymarch International Equity Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is maximum long-term total return. We, at QS Batterymarch Financial Management, Inc. (“QS Batterymarch”), the Fund’s subadviser, currently intend to invest substantially all of the Fund’s assets in non-U.S. equity securities. Our primary focus is value added through stock selection, with a secondary focus on region and sector allocation.

QS Batterymarch’s stock selection process for the developed markets portion of the Fund’s portfolio uses a quantitative bottom-up approach to assess the relative attractiveness of stocks from multiple perspectives based primarily on their underlying fundamentals. Our bottom-up strategy incorporates rigorous stock selection, risk control procedures and cost-efficient trading. Using a proprietary stock selection model, we objectively analyze on a daily basis the relative attractiveness of a broad universe of stocks with a historical record of liquidity across dimensions traditionally followed by fundamental investors. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade the portfolio. Region and sector allocations are based on rankings generated by our proprietary region and sector models. The three largest regions we plan to invest in are Europe (excluding the United Kingdom), the United Kingdom and Japan.

The Fund may invest up to 35% of its total assets in securities of emerging market issuers. Our investment strategy for the emerging markets portion of the Fund represents a distinctive combination of tested quantitative methodology and traditional fundamental analysis. The emerging markets allocation focuses on higher quality dominant companies that we believe have strong growth prospects and reasonable valuations.

The Fund’s investment portfolio will normally be diversified across a broad range of regions and industry sectors, consistent with managing risk while pursuing the objective of maximum total return. We may also seek to enhance portfolio returns through active currency hedging strategies and may invest in derivative instruments to do so.

The Fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The Fund may invest in debt securities to a limited extent.

Q. What were the overall market conditions during the Fund’s reporting period?

A. In January, investors took profits after the strong gains of 2013, and despite a strong rebound in February and a positive second quarter, returns for the period were negative across most regions and sectors. Only Asia ex-Japan and the commodity-sensitive Australia, New Zealand & Canada regions posted positive returns in the MSCI EAFE Indexi (the “benchmark”)

Continental Europe outperformed in the first quarter on investor optimism about its continued recovery. However, by the second quarter the banks sector led to that region’s underperformance as trading revenues continued to fall, costs remained high, and regulatory uncertainty cast a shadow upon the industry. Across the larger regions, Continental Europe was the laggard in the third

QS Batterymarch International Equity Fund 2014 Annual Report	1

Fund overview (cont’d)

quarter. The region was more affected by the increased sanctions in Russia than others; manufacturing moved from growth to contraction in Germany and continued to decline in France. While the head of the European Central Bankii promised a strong response to the weakening economy, the most recent asset-buyback program was perceived as inadequate.

The United Kingdom performed in line with Continental Europe and the benchmark overall for the period, despite a broadening recovery through the middle of the calendar year, with strong manufacturing and hiring indicators. By the third quarter, the Eurozone weakness affected its industries, notably manufacturing.

Japan had the weakest regional return for the reporting period despite periods of outperformance. After a strong gain for manufacturing in January and despite job growth throughout the quarter, output slowed slightly in February and March. Japan rebounded in the second quarter, posting solid performance across all sectors. Increasing expectations for a corporate tax cut and labor reform provided the backdrop for Japan’s strong equity performance. Company buybacks were the biggest surprise in the quarter, with the year-to-date totals practically surpassing the annual totals of the previous five years. In the third quarter, local sales were weaker than expected after implementation of the consumption tax hike; however, manufacturing continued to grow, assisted by a weaker yen, stimulatory central bank policies and an improving focus on shareholder returns at many companies.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research over the past several years has been focused on developing tools to help us navigate extreme market environments. As a result of this research, we’ve made several enhancements to our process including the addition of monitoring tools to identify risk in our stock selection models, particularly with regards to factor selection, as well as macro-level tools to identify regimes that are more favorable / unfavorable toward certain factor strategies. These tools allow us to follow our historical bottom-up stock ranking methodology, but also to identify extremes so we can step in to intervene if necessary.

Performance review

For the nine-month period from January 1, 2014 through September 30, 2014, Class C shares of QS Batterymarch International Equity Fund, excluding sales charges, returned -0.48%. The Fund’s unmanaged benchmark, the MSCI EAFE Index, returned -1.38% for the same period. The Lipper

2	QS Batterymarch International Equity Fund 2014 Annual Report

International Multi-Cap Core Funds Category Average1 returned -1.66% over the same time frame.

Performance Snapshot as of September 30, 2014 (unaudited)
(excluding sales charges)	6 months	9 months
QS Batterymarch International Equity Fund:
Class A	-0.41%	0.07%
Class C	-0.82%	-0.48%
Class FI	-0.46%	0.07%
Class R	-0.60%	-0.13%
Class I	-0.28%	0.32%
Class IS	-0.22%	0.44%
MSCI EAFE Index	-2.03%	-1.38%
Lipper International Multi-Cap Core Funds Category Average[1]	-1.95%	-1.66%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.36%, 2.07%, 1.40%, 1.82%, 0.98% and 0.90%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.35% for Class A shares, 2.10% for Class C shares, 1.35% for Class FI shares, 1.60% for Class R shares and 1.10% for Class I shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 396 funds for the six-month period and among the 390 funds for the nine-month period in the Fund’s Lipper category, and excluding sales charges.

QS Batterymarch International Equity Fund 2014 Annual Report	3

Fund overview (cont’d)

annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection overall was the leading contributor to performance, particularly in Japan and Continental Europe. In Japan, stock selection added value in virtually all sectors, led by the Consumer Discretionary and Information Technology sectors. In the latter sector, the primary contributor was Seiko Epson Corp., which was also the primary contributor at the stock level. The company saw improving profit trends driven by a weak yen and a product portfolio reshuffling away from low-end consumer printer models; the stock returned over 80% for the period held in the portfolio. Selection in the Information Technology sector was also strong in Continental Europe, where the biggest contributor was a non-benchmark holding, Nxp Semiconductors, which benefited from rapid sales and earnings growth due to exposure to attractive semiconductor markets such as near field communication chips (including for Apple iPhones). Another non-benchmark name, the United Kingdom’s Ashtead Group Plc., saw market share gains in the construction equipment rental market and was also a strong contributor at the stock level, as was selection in that United Kingdom sector (Industrials) overall. Stock selection was also a major contributor in the commodity-sensitive region of Australia, New Zealand and Canada. A small allocation to Emerging Markets, which are not included in the benchmark, also contributed to performance since the overall return there exceeded the benchmark.

Q. What were the leading detractors from performance?

A. The leading detractor from relative performance was stock selection in the materials sector in the United Kingdom. Selection also detracted in the energy sector in Continental Europe. Several non-benchmark holdings were significant detractors as well. New Oriental Education & Technology Group, which was impacted by concerns over slowing Chinese economic growth and increasing competition in their test prep and adult English segments, DD Smith Plc which suffered from unfavorable currency trends and exposure to slowing European economies, and SBM Offshore , which has been under investigation for bribery, all had returns more negative than the benchmark. From an allocation perspective, the underweight to Australia, New Zealand and Canada detracted, since the return in the benchmark was modestly positive.

Thank you for your investment in QS Batterymarch International Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Batterymarch Financial Management, Inc.

October 21, 2014

RISKS: International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility.

4	QS Batterymarch International Equity Fund 2014 Annual Report

These risks are magnified in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than securities markets of the U.S. and more developed countries. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2014, and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2014 were: Roche Holding AG (1.7%), Royal Dutch Shell PLC, Class A Shares (1.7%), Nestle SA, Registered Shares (1.5%), Novartis AG, Registered Shares (1.4%), HSBC Holdings PLC (1.1%), Toyota Motor Corp. (1.0%), Novo Nordisk A/S, Class B Shares (0.9%), Bayer AG, Registered Shares (0.9%), Sanofi (0.8%) and BP PLC (0.8%). Please refer to pages 11 through 22 for a list and percentage break down of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2014 were: Financials (24.4%), Consumer Discretionary (13.2%), Health Care (12.9%), Industrials (12.5%) and Consumer Staples (9.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

ii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

QS Batterymarch International Equity Fund 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2014 and December 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	QS Batterymarch International Equity Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2014 and held for the six months ended September 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	(0.41)%	$1,000.00	$995.90	1.35%	$6.75	Class A	5.00%	$1,000.00	$1,018.30	1.35%	$6.83
Class C	(0.82)	1,000.00	991.80	2.10	10.49	Class C	5.00	1,000.00	1,014.54	2.10	10.61
Class FI	(0.46)	1,000.00	995.40	1.35	6.75	Class FI	5.00	1,000.00	1,018.30	1.35	6.83
Class R	(0.60)	1,000.00	994.00	1.60	8.00	Class R	5.00	1,000.00	1,017.05	1.60	8.09
Class I	(0.28)	1,000.00	997.20	1.05	5.26	Class I	5.00	1,000.00	1,019.80	1.05	5.32
Class IS	(0.22)	1,000.00	997.80	0.92	4.61	Class IS	5.00	1,000.00	1,020.46	0.92	4.66

QS Batterymarch International Equity Fund 2014 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

8	QS Batterymarch International Equity Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/14	6.64%	5.87%	6.65%	6.32%	7.03%	7.19%
Five Years Ended 9/30/14	5.77	4.99	5.77	5.47	6.14	6.21
Ten Years Ended 9/30/14	N/A	4.38	5.14	N/A	5.51	N/A
Inception* through 9/30/14	10.23	—	—	-1.20	—	1.05

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/14	0.54%	4.87%	6.65%	6.32%	7.03%	7.19%
Five Years Ended 9/30/14	4.52	4.99	5.77	5.47	6.14	6.21
Ten Years Ended 9/30/14	N/A	4.38	5.14	N/A	5.51	N/A
Inception* through 9/30/14	9.09	—	—	-1.20	—	1.05

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 9/30/14)	73.52%
Class C (9/30/04 through 9/30/14)	53.52
Class FI (9/30/04 through 9/30/14)	65.07
Class R (Inception date of 12/28/06 through 9/30/14)	-8.93
Class I (9/30/04 through 9/30/14)	70.90
Class IS (Inception date of 8/4/08 through 9/30/14)	6.61

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R, I and IS shares are February 3, 2009, February 17, 1995, May 16, 2003, December 28, 2006, May 5, 1998 and August 4, 2008, respectively.

QS Batterymarch International Equity Fund 2014 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C Shares of QS Batterymarch International Equity Fund vs. MSCI EAFE Index† — September 2004 - September 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class C shares of QS Batterymarch International Equity Fund on September 30, 2004, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2014. The hypothetical illustration also assumes a $10,000 investment in the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Funds other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	QS Batterymarch International Equity Fund 2014 Annual Report

Schedule of investments

September 30, 2014

QS Batterymarch International Equity Fund

Security	Shares	Value
Common Stocks — 97.8%
Consumer Discretionary — 13.2%
Auto Components — 3.0%
Bridgestone Corp.	38,200	$1,261,549
Compagnie Generale des Etablissements Michelin, Class B Shares	12,353	1,165,192
Continental AG	12,011	2,285,436
GKN PLC	201,296	1,041,648
Magna International Inc.	10,650	1,010,844
NHK Spring Co., Ltd.	110,400	1,082,106
NOK Corp.	64,700	1,484,251
Pirelli & C. SpA	69,982	968,763
Valeo SA	14,085	1,567,483
Total Auto Components		11,867,272
Automobiles — 3.4%
Daimler AG, Registered Shares	36,978	2,836,399
Fuji Heavy Industries Ltd.	87,000	2,876,335
Mitsubishi Motors Corp.	93,300	1,132,275
Peugeot SA	80,608	1,033,901	*
Tata Motors Ltd., ADR	40,500	1,770,255
Toyota Motor Corp.	64,875	3,822,996
Total Automobiles		13,472,161
Distributors — 0.3%
Inchcape PLC	129,100	1,347,831
Diversified Consumer Services — 0.3%
New Oriental Education & Technology Group Inc., ADR	50,000	1,160,000	*
Hotels, Restaurants & Leisure — 0.5%
Accor SA	21,609	958,403
Betfair Group PLC	49,700	941,071
Total Hotels, Restaurants & Leisure		1,899,474
Household Durables — 2.7%
Barratt Developments PLC	314,342	2,018,508
Casio Computer Co., Ltd.	88,200	1,470,067
Electrolux AB	45,100	1,193,125
Husqvarna AB, Class B Shares	138,893	983,569
JM AB	31,100	994,717
Matsushita Electric Industrial Co., Ltd.	147,600	1,755,589
Persimmon PLC	51,248	1,108,297
Sekisui Chemical Co., Ltd.	119,000	1,364,960
Total Household Durables		10,888,832

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Annual Report	11

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch International Equity Fund

Security	Shares	Value
Leisure Products — 0.4%
Bandai Namco Holdings Inc.	65,700	$1,686,305
Media — 1.3%
British Sky Broadcasting Group PLC	112,912	1,614,477
ProSiebenSat.1 Media AG	26,729	1,065,131
SES	44,000	1,521,344
Zon Optimus SGPS SA	123,700	745,887
Total Media		4,946,839
Multiline Retail — 0.6%
Dollarama Inc.	8,900	754,944
Next PLC	15,896	1,702,096
Total Multiline Retail		2,457,040
Textiles, Apparel & Luxury Goods — 0.7%
Compagnie Financiere Richemont SA	13,729	1,126,707
Pandora A/S	19,600	1,536,792
Total Textiles, Apparel & Luxury Goods		2,663,499
Total Consumer Discretionary		52,389,253
Consumer Staples — 8.6%
Beverages — 1.0%
Anheuser-Busch InBev NV	24,480	2,724,624
Heineken NV	14,559	1,089,350
Total Beverages		3,813,974
Food & Staples Retailing — 1.4%
Alimentation Couche-Tard Inc.	39,300	1,256,603
Booker Group PLC	455,321	902,012
Koninklijke Ahold NV	103,944	1,683,093
Seven & I Holdings Co., Ltd.	48,000	1,861,792
Total Food & Staples Retailing		5,703,500
Food Products — 3.1%
CALBEE Inc.	46,000	1,505,722
Kerry Group PLC	22,536	1,588,866
Nestle SA, Registered Shares	80,852	5,949,359
NH Foods Ltd.	50,000	1,060,406
Unilever NV, CVA	52,697	2,098,604
Total Food Products		12,202,957
Household Products — 0.6%
Reckitt Benckiser Group PLC	28,900	2,506,541

See Notes to Financial Statements.

12	QS Batterymarch International Equity Fund 2014 Annual Report

QS Batterymarch International Equity Fund

Security	Shares	Value
Personal Products — 0.8%
Kao Corp.	46,800	$1,824,848
Shiseido Co., Ltd.	83,100	1,371,046
Total Personal Products		3,195,894
Tobacco — 1.7%
British American Tobacco PLC	40,097	2,263,413
Imperial Tobacco Group PLC	57,723	2,492,909
Japan Tobacco Inc.	23,600	767,551
Swedish Match AB	32,700	1,060,394
Total Tobacco		6,584,267
Total Consumer Staples		34,007,133
Energy — 5.3%
Energy Equipment & Services — 0.6%
Core Laboratories NV	7,600	1,112,260
John Wood Group PLC	88,881	1,094,359
Total Energy Equipment & Services		2,206,619
Oil, Gas & Consumable Fuels — 4.7%
BG Group PLC	51,724	955,917
BP PLC	411,669	3,026,222
Cairn Energy PLC	225,500	645,230	*
Encana Corp.	47,377	1,005,960
Eni SpA	56,900	1,356,141
Royal Dutch Shell PLC, Class A Shares	171,325	6,562,091
Royal Dutch Shell PLC, Class B Shares	28,408	1,122,327
Suncor Energy Inc.	27,400	991,582
Total SA	28,659	1,862,375
Woodside Petroleum Ltd.	34,200	1,215,719
Total Oil, Gas & Consumable Fuels		18,743,564
Total Energy		20,950,183
Financials — 24.4%
Banks — 10.9%
Australia & New Zealand Banking Group Ltd.	80,128	2,169,226
Banca Monte dei Paschi di Siena SpA	967,280	1,275,479	*
Banca Popolare di Milano Scarl	1,489,016	1,202,709	*
Banco Santander SA	181,194	1,741,832
Bank Hapoalim Ltd.	139,690	787,782
BNP Paribas SA	35,510	2,355,570
BOC Hong Kong Holdings Ltd.	543,241	1,731,549
Commonwealth Bank of Australia	24,762	1,632,315

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Annual Report	13

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch International Equity Fund

Security	Shares	Value
Banks — continued
Credit Agricole SA	149,614	$2,257,247
DBS Group Holdings Ltd.	104,000	1,501,670
First Financial Holding Co., Ltd.	1,926,000	1,161,824
HSBC Holdings PLC	425,968	4,323,584
ICICI Bank Ltd., ADR	24,300	1,193,130
Jyske Bank A/S	18,277	987,728	*
Lloyds TSB Group PLC	2,211,974	2,756,514	*
Mitsubishi UFJ Financial Group Inc.	337,900	1,910,787
Mizuho Financial Group Inc.	802,600	1,433,593
Natixis SA	229,054	1,576,143
Resona Holdings Inc.	283,700	1,599,636
Royal Bank of Canada	14,400	1,029,260
Shinsei Bank Ltd.	448,000	959,927
Skandinaviska Enskilda Banken AB	173,823	2,322,137
Sumitomo Mitsui Financial Group Inc.	45,300	1,846,695
Svenska Handelsbanken AB	30,600	1,439,676
Westpac Banking Corp.	74,394	2,093,461
Total Banks		43,289,474
Capital Markets — 2.1%
3i Group PLC	196,200	1,219,161
Daiwa Securities Group Inc.	189,000	1,497,352
GAM Holding AG	50,725	876,676	*
Macquarie Group Ltd.	26,566	1,339,536
Nomura Holdings Inc.	244,400	1,456,929
UBS AG, Registered Shares	122,216	2,132,731	*
Total Capital Markets		8,522,385
Consumer Finance — 0.3%
ORIX Corp.	90,700	1,251,234
Diversified Financial Services — 0.3%
CaixaBank SA	185,917	1,132,080
Insurance — 8.0%
Ageas	29,500	979,379
Allianz AG, Registered Shares	13,307	2,157,231
AMP Ltd.	280,484	1,340,855
Aviva PLC	266,208	2,259,233
AXA SA	75,733	1,866,221
Baloise Holding AG	6,110	783,990
CNP Assurances	46,132	868,762

See Notes to Financial Statements.

14	QS Batterymarch International Equity Fund 2014 Annual Report

QS Batterymarch International Equity Fund

Security	Shares	Value
Insurance — continued
Dai-ichi Life Insurance Co., Ltd.	62,200	$923,288
Delta Lloyd NV	49,532	1,194,610
Gjensidige Forsikring ASA	55,411	1,172,085
Hannover Rueck SE	14,793	1,196,169
Just Retirement Group PLC	283,900	603,381	*
Legal & General Group PLC	421,734	1,564,976
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	11,983	2,369,405
Prudential PLC	57,371	1,279,776
Sanlam Ltd.	156,618	906,442
SCOR SE	50,201	1,568,357
Swiss Life Holding	6,166	1,473,846	*
Swiss Re AG	22,163	1,767,794	*
T&D Holdings Inc.	97,400	1,250,859
Tokio Marine Holdings Inc.	30,600	949,318
Trygvesta A/S	12,100	1,256,492
Zurich Insurance Group AG	7,361	2,195,887	*
Total Insurance		31,928,356
Real Estate Investment Trusts (REITs) — 1.1%
GPT Group	191,702	649,559
Scentre Group	178,873	513,689	*
Segro PLC	239,251	1,408,326
Stockland	204,667	707,825
Westfield Corp.	143,558	936,407
Total Real Estate Investment Trusts (REITs)		4,215,806
Real Estate Management & Development — 1.7%
Cheung Kong Holdings Ltd.	88,000	1,448,373
China Overseas Land & Investment Ltd.	428,000	1,100,199
Daito Trust Construction Co., Ltd.	11,800	1,393,836
Lend Lease Group	106,784	1,340,715
Shimao Property Holdings Ltd.	307,000	620,733
Tokyu Fudosan Holdings Corp.	109,000	747,372
Total Real Estate Management & Development		6,651,228
Total Financials		96,990,563
Health Care — 12.9%
Biotechnology — 0.3%
Grifols SA	32,142	1,316,966
Health Care Equipment & Supplies — 0.5%
Coloplast A/S, Class B Shares	23,660	1,983,192

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Annual Report	15

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch International Equity Fund

Security	Shares	Value
Health Care Providers & Services — 1.0%
Medipal Holdings Corp.	89,000	$1,081,714
Ramsay Health Care Ltd.	35,309	1,548,523
Rhoen-Klinikum AG	42,300	1,283,317
Total Health Care Providers & Services		3,913,554
Life Sciences Tools & Services — 1.3%
ICON PLC	42,000	2,403,660	*
Lonza Group AG, Registered Shares	22,078	2,668,693	*
Total Life Sciences Tools & Services		5,072,353
Pharmaceuticals — 9.8%
Astellas Pharma Inc.	128,000	1,905,849
AstraZeneca PLC	34,401	2,476,988
Bayer AG, Registered Shares	24,301	3,403,897
GlaxoSmithKline PLC	116,995	2,679,987
Merck KGaA	21,000	1,937,052
Novartis AG, Registered Shares	60,027	5,668,204
Novo Nordisk A/S, Class B Shares	74,695	3,574,075
Roche Holding AG	22,356	6,629,291
Sanofi	28,543	3,228,750
Santen Pharmaceutical Co., Ltd.	25,700	1,438,778
Shionogi & Co., Ltd.	63,500	1,456,722
Shire PLC	16,052	1,389,612
Teva Pharmaceutical Industries Ltd., ADR	43,717	2,349,789
Valeant Pharmaceuticals International Inc.	6,908	905,173	*
Total Pharmaceuticals		39,044,167
Total Health Care		51,330,232
Industrials — 12.5%
Aerospace & Defense — 0.9%
Airbus Group NV	23,600	1,485,034
BAE Systems PLC	275,900	2,108,903
Total Aerospace & Defense		3,593,937
Air Freight & Logistics — 0.2%
PostNL NV	185,700	802,390 *
Airlines — 0.6%
easyJet PLC	52,920	1,220,810
Japan Airlines Co., Ltd.	45,200	1,236,380
Total Airlines		2,457,190
Building Products — 0.3%
Geberit AG	3,204	1,036,341

See Notes to Financial Statements.

16	QS Batterymarch International Equity Fund 2014 Annual Report

QS Batterymarch International Equity Fund

Security	Shares	Value
Commercial Services & Supplies — 0.4%
Berendsen PLC	54,307	$862,790
Societe BIC SA	5,313	685,151
Total Commercial Services & Supplies		1,547,941
Construction & Engineering — 1.4%
Ferrovial SA	57,200	1,109,345
Sino Thai Engineering & Construction NVDR	1,468,300	1,222,640
Skanska AB	51,141	1,058,114
Taisei Corp.	187,000	1,055,418
Vinci SA	20,215	1,174,626
Total Construction & Engineering		5,620,143
Electrical Equipment — 1.0%
Mitsubishi Electric Corp.	130,000	1,731,160
Nordex SE	62,700	1,156,618 *
Vestas Wind Systems A/S	25,200	985,158 *
Total Electrical Equipment		3,872,936
Industrial Conglomerates — 2.3%
Alfa SA de CV, Series A Shares	399,700	1,374,941
DCC PLC	35,053	1,944,592
Hutchison Whampoa Ltd.	151,742	1,836,964
Orkla ASA	123,146	1,113,628
Siemens AG, Registered Shares	22,235	2,650,280
Total Industrial Conglomerates		8,920,405
Machinery — 2.1%
Aalberts Industries NV	27,594	715,350
Georg Fischer AG	1,425	839,596 *
Hino Motors Ltd.	108,000	1,510,572
Kawasaki Heavy Industries Ltd.	379,000	1,513,581
Minebea Co., Ltd.	94,000	1,282,188
Sumitomo Heavy Industries Ltd.	278,000	1,563,948
Yangzijiang Shipbuilding Holdings Ltd.	1,058,000	978,632
Total Machinery		8,403,867
Marine — 0.4%
AP Moller — Maersk A/S	640	1,520,306
Professional Services — 0.3%
Adecco SA	18,055	1,226,424 *
Road & Rail — 1.1%
Central Japan Railway Co.	14,500	1,958,673
DSV A/S	40,300	1,135,105

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Annual Report	17

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch International Equity Fund

Security	Shares	Value
Road & Rail — continued
West Japan Railway Co.	32,000	$1,432,451
Total Road & Rail		4,526,229
Trading Companies & Distributors — 1.5%
Ashtead Group PLC	150,596	2,546,367
Itochu Corp.	147,200	1,798,478
Marubeni Corp.	237,000	1,622,426
Total Trading Companies & Distributors		5,967,271
Total Industrials		49,495,380
Information Technology — 7.2%
Communications Equipment — 0.5%
Telefonaktiebolaget LM Ericsson, Class B Shares	159,700	2,027,234
Electronic Equipment, Instruments & Components — 1.4%
Alps Electric Co., Ltd.	66,000	1,133,148
AU Optronics Corp.	2,601,000	1,098,731
Hoya Corp.	43,200	1,451,095
Murata Manufacturing Co., Ltd.	15,500	1,762,343
Total Electronic Equipment, Instruments & Components		5,445,317
Internet Software & Services — 0.3%
United Internet AG	27,241	1,159,336
IT Services — 0.8%
Amadeus IT Holding SA, Class A Shares	42,499	1,589,954
Wipro Ltd.	156,509	1,511,999
Total IT Services		3,101,953
Semiconductors & Semiconductor Equipment — 1.6%
Infineon Technologies AG	119,608	1,237,724
NXP Semiconductors NV	34,600	2,367,678 *
Rohm Co., Ltd.	23,400	1,472,168
Siliconware Precision Industries Co.	844,000	1,158,369
Total Semiconductors & Semiconductor Equipment		6,235,939
Software — 1.6%
Aveva Group PLC	15,432	385,021
Constellation Software Inc.	4,005	1,006,623
Fuji Photo Film Co., Ltd.	36,700	1,127,686
Playtech PLC	140,680	1,637,495
SAP SE	11,826	852,893
Temenos Group AG	40,900	1,557,259 *
Total Software		6,566,977
Technology Hardware, Storage & Peripherals — 1.0%
Fujitsu Ltd.	187,000	1,150,900

See Notes to Financial Statements.

18	QS Batterymarch International Equity Fund 2014 Annual Report

QS Batterymarch International Equity Fund

Security	Shares	Value
Technology Hardware, Storage & Peripherals — continued
InnoLux Corp.	2,109,422	$911,879
Seiko Epson Corp.	45,200	2,171,908
Total Technology Hardware, Storage & Peripherals		4,234,687
Total Information Technology		28,771,443
Materials — 7.3%
Chemicals — 2.9%
Asahi Kasei Corp.	187,000	1,518,165
BASF SE	10,925	1,002,209
EMS-Chemie Holding AG	2,737	1,138,864
Givaudan SA, Registered Shares	1,169	1,870,988 *
Johnson Matthey PLC	21,685	1,026,164
Nissan Chemical Industries Ltd.	76,700	1,358,116
Novozymes A/S	29,211	1,267,361
Symrise AG	27,851	1,483,423
Tosoh Corp.	240,000	971,598
Total Chemicals		11,636,888
Construction Materials — 1.0%
CRH PLC	69,976	1,600,620
CSR Ltd.	377,200	1,099,758
Taiheiyo Cement Corp.	282,000	1,064,490
Total Construction Materials		3,764,868
Containers & Packaging — 0.2%
Amcor Ltd.	84,768	840,897
Orora Ltd.	84,768	121,719
Total Containers & Packaging		962,616
Metals & Mining — 2.9%
Anglo American PLC	62,438	1,400,904
Antofagasta PLC	100,808	1,178,294
BHP Billiton Ltd.	60,955	1,807,613
BHP Billiton PLC	55,567	1,544,914
Kobe Steel Ltd.	525,000	852,063
Norsk Hydro ASA	201,000	1,124,392
Rio Tinto PLC	56,641	2,783,631
Sims Metal Management Ltd.	93,938	921,994	*
Total Metals & Mining		11,613,805
Paper & Forest Products — 0.3%
Stora Enso Oyj, Class R Shares	137,608	1,147,988
Total Materials		29,126,165

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Annual Report	19

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch International Equity Fund

Security	Shares	Value
Telecommunication Services — 3.7%
Diversified Telecommunication Services — 2.5%
Bezeq Israeli Telecommunication Corp., Ltd.	1,037,261	$1,791,503
BT Group PLC	349,726	2,152,174
HKT Trust and HKT Ltd.	1,014,000	1,224,920
Nippon Telegraph & Telephone Corp.	31,600	1,965,294
Spark New Zealand Ltd.	309,013	716,456
Swisscom AG, Registered Shares	2,543	1,445,038
Verizon Communications Inc.	17,710	888,333
Total Diversified Telecommunication Services		10,183,718
Wireless Telecommunication Services — 1.2%
Freenet AG	28,030	729,485
KDDI Corp.	17,600	1,058,006
Softbank Corp.	23,300	1,633,496
Vodafone Group PLC	367,301	1,217,100
Total Wireless Telecommunication Services		4,638,087
Total Telecommunication Services		14,821,805
Utilities — 2.7%
Electric Utilities — 1.1%
Cheung Kong Infrastructure Holdings Ltd.	135,497	951,900
Energias de Portugal SA	191,700	836,548
Iberdrola SA	152,240	1,090,266
Red Electrica Corporacion SA	17,784	1,540,001
Total Electric Utilities		4,418,715
Gas Utilities — 1.0%
Enagas SA	46,900	1,512,322
Snam Rete Gas SpA	181,890	1,006,245
Tokyo Gas Co., Ltd.	244,000	1,371,562
Total Gas Utilities		3,890,129
Multi-Utilities — 0.6%
Centrica PLC	156,680	781,818
National Grid PLC	104,543	1,504,981
Total Multi-Utilities		2,286,799
Total Utilities		10,595,643
Total Common Stocks (Cost — $335,334,912)		388,477,800
Preferred Stocks — 0.6%
Consumer Staples — 0.4%
Household Products — 0.4%
Henkel AG & Co. KGaA	14,898	1,487,666

See Notes to Financial Statements.

20	QS Batterymarch International Equity Fund 2014 Annual Report

QS Batterymarch International Equity Fund

Security			Shares	Value
Utilities — 0.2%
Electric Utilities — 0.2%
Companhia Energetica de Minas Gerais			139,918	$856,857
Total Preferred Stocks (Cost — $2,864,748)				2,344,523
Total Investments before Short-Term Investments (Cost — $338,199,660)				390,822,323

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.8%
Repurchase Agreements — 0.8%
Interest in $1,332,731,000 joint tri-party repurchase agreement dated 9/30/14 with RBS Securities Inc.; Proceeds at maturity — $3,091,000; (Fully collateralized by various U.S. government obligations, 0.125% to 3.875% due 4/15/15 to 2/15/44; Market value — $3,152,820) (Cost — $3,091,000)	0.001%	10/1/14	$3,091,000	3,091,000
Total Investments — 99.2% (Cost — $341,290,660#)				393,913,323
Other Assets in Excess of Liabilities — 0.8%				3,026,984
Total Net Assets — 100.0%				$396,940,307

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $343,639,313.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CVA	— Certificaaten van aandelen (Share Certificates)
NVDR	— Non Voting Depositary Receipt

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Annual Report	21

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch International Equity Fund

Summary of Investments by Country** (unaudited)
Japan	22.4%
United Kingdom	17.0
Switzerland	10.3
Germany	7.7
France	6.0
Australia	5.5
Netherlands	3.9
Denmark	3.6
Sweden	2.8
Spain	2.8
Ireland	2.3
Hong Kong	2.0
Canada	1.8
Italy	1.5
Israel	1.3
India	1.1
Taiwan	1.1
Belgium	0.9
Norway	0.9
China	0.8
United States	0.7
Portugal	0.4
Luxembourg	0.4
Singapore	0.4
Mexico	0.4
Thailand	0.3
Finland	0.3
South Africa	0.2
Brazil	0.2
New Zealand	0.2
Short-Term Investments	0.8
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2014 and are subject to change.

See Notes to Financial Statements.

22	QS Batterymarch International Equity Fund 2014 Annual Report

Statement of assets and liabilities

September 30, 2014

Assets:
Investments, at value (Cost — $341,290,660)	$393,913,323
Foreign currency, at value (Cost — $357,661)	356,243
Cash	928
Receivable for Fund shares sold	1,867,024
Dividends receivable	1,552,714
Prepaid expenses	60,775
Total Assets	397,751,007

Liabilities:
Investment management fee payable	232,769
Payable for Fund shares repurchased	222,219
Accrued foreign capital gains tax	96,560
Service and/or distribution fees payable	54,463
Trustees’ fees payable	6,001
Accrued expenses	198,688
Total Liabilities	810,700
Total Net Assets	$396,940,307

Net Assets:
Par value (Note 7)	$267
Paid-in capital in excess of par value	650,659,467
Undistributed net investment income	6,058,145
Accumulated net realized loss on investments and foreign currency transactions	(312,251,262)
Net unrealized appreciation on investments and foreign currencies	52,473,690	[1]
Total Net Assets	$396,940,307

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Annual Report	23

Statement of assets and liabilities (cont’d)

September 30, 2014

Shares Outstanding:
Class A	401,408
Class C	4,170,424
Class FI	615,102
Class R	19,091
Class I	1,321,132
Class IS	20,140,924

Net Asset Value:
Class A (and redemption price)	$14.50
Class C*	$14.43
Class FI (and redemption price)	$15.00
Class R (and redemption price)	$14.96
Class I (and redemption price)	$15.00
Class IS (and redemption price)	$14.98
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.38

[1]	Net of accrued foreign capital gains tax of $96,560.

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

24	QS Batterymarch International Equity Fund 2014 Annual Report

Statements of operations

For the Period Ended September 30, 2014 and the Year Ended December 31, 2013

	2014[1]	2013

Investment Income:
Dividends	$11,246,643	$9,599,613
Interest	1,225	2,939
Less: Foreign taxes withheld	(831,995)	(786,421)
Total Investment Income	10,415,873	8,816,131

Expenses:
Investment management fee (Note 2)	2,047,661	2,255,280
Service and/or distribution fees (Notes 2 and 5)	519,650	734,454
Transfer agent fees (Note 5)	190,590	196,739
Audit and tax fees	93,260	39,786
Custody fees	87,164	79,739
Registration fees	59,435	84,989
Legal fees	43,906	56,944
Trustees’ fees	39,482	55,734
Shareholder reports	38,811	31,691
Fund accounting fees	34,128	38,353
Fees recaptured by investment manager (Note 2)	12,765	1,315
Insurance	4,886	6,757
Miscellaneous expenses	14,664	12,400
Total Expenses	3,186,402	3,594,181
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(41,363)	(20,207)
Net Expenses	3,145,039	3,573,974
Net Investment Income	7,270,834	5,242,157

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	11,054,179	13,884,699	[2]
Foreign currency transactions	(88,114)	(2,993,393)
Net Realized Gain	10,966,065	10,891,306
Change in Net Unrealized Appreciation (Depreciation) From:
Investments[3]	(18,148,018)	42,505,859
Foreign currencies	(68,708)	(239,382)
Change in Net Unrealized Appreciation (Depreciation)	(18,216,726)	42,266,477
Net Gain (Loss) on Investments and Foreign Currency Transactions	(7,250,661)	53,157,783
Increase in Net Assets from Operations	$20,173	$58,399,940

[1]	For the period January 1, 2014 through September 30, 2014.

[2]	Net of foreign capital gains of $21,519.

[3]	Net of change in accrued foreign capital gains tax of $64,944 for the period ended September 30, 2014 and $31,616 for the year ended December 31, 2013.

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Annual Report	25

Statements of changes in net assets

For the Period Ended September 30, 2014 and the Years Ended December 31,	2014[1]	2013	2012

Operations:
Net investment income	$7,270,834	$5,242,157	$5,632,436
Net realized gain (loss)	10,966,065	10,891,306	(8,310,719)
Change in net unrealized appreciation (depreciation)	(18,216,726)	42,266,477	38,139,131
Increase in Net Assets From Operations	20,173	58,399,940	35,460,848

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(500,011)	(3,400,023)	(5,966,604)
Decrease in Net Assets From Distributions to Shareholders	(500,011)	(3,400,023)	(5,966,604)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	77,860,325	88,805,142	40,770,471
Reinvestment of distributions	484,331	3,246,554	5,647,572
Cost of shares repurchased	(34,653,798)	(60,355,383)	(99,134,648)
Increase (Decrease) in Net Assets From Fund Share Transactions	43,690,858	31,696,313	(52,716,605)
Increase (Decrease) in Net Assets	43,211,020	86,696,230	(23,222,361)

Net Assets:
Beginning of period	353,729,287	267,033,057	290,255,418
End of period*	$396,940,307	$353,729,287	$267,033,057
*Includes undistributed (overdistributed) net investment income, respectively, of:	$6,058,145	$(998,063)	$(366,865)

[1]	For the period January 1, 2014 through September 30, 2014.

See Notes to Financial Statements.

26	QS Batterymarch International Equity Fund 2014 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2014[2]	2013[3]	2012[3,4]	2011[3,4]	2010[3,4]	2009[4,5]

Net asset value, beginning of period	$14.49	$12.09	$10.92	$12.80	$11.98	$9.20

Income (loss) from operations:
Net investment income	0.27	0.22	0.23	0.25	0.17	0.23
Net realized and unrealized gain (loss)	(0.26)	2.30	1.21	(1.86)	0.90	2.80
Total income (loss) from operations	0.01	2.52	1.44	(1.61)	1.07	3.03

Less distributions from:
Net investment income	—	(0.12)	(0.27)	(0.27)	(0.25)	(0.25)
Total distributions	—	(0.12)	(0.27)	(0.27)	(0.25)	(0.25)

Net asset value, end of period	$14.50	$14.49	$12.09	$10.92	$12.80	$11.98
Total return[6]	0.07%	20.89%	13.23%	(12.54)%	8.95%	32.94%

Net assets, end of period (000s)	$5,819	$6,078	$5,142	$5,753	$7,583	$9,322

Ratios to average net assets:
Gross expenses	1.38%[7,8]	1.37%[8]	1.42%	1.34%[8]	1.32%	1.19%[7]
Net expenses[9,10]	1.35 [7,8,11]	1.35 [8,11]	1.35 [11]	1.34 [8]	1.28 [11]	1.19 [7,11]
Net investment income	2.45 [7]	1.66	1.98	2.00	1.44	2.40 [7]

Portfolio turnover rate	44%	55%	67%	58%	92%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]	For the period February 3, 2009 (inception date) to December 31, 2009.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1,2]	2014[3]	2013[4]	2012[4,5]	2011[4,5]	2010[4,5]	2009[4,5]

Net asset value, beginning of period	$14.50	$12.12	$10.93	$12.82	$12.00	$10.16

Income (loss) from operations:
Net investment income	0.19	0.13	0.15	0.17	0.08	0.16
Net realized and unrealized gain (loss)	(0.26)	2.28	1.22	(1.87)	0.90	1.84
Total income (loss) from operations	(0.07)	2.41	1.37	(1.70)	0.98	2.00

Less distributions from:
Net investment income	—	(0.03)	(0.18)	(0.19)	(0.16)	(0.16)
Total distributions	—	(0.03)	(0.18)	(0.19)	(0.16)	(0.16)

Net asset value, end of period	$14.43	$14.50	$12.12	$10.93	$12.82	$12.00
Total return[6]	(0.48)%	19.94%	12.52%	(13.22)%	8.13%	19.65%

Net assets, end of period (000s)	$60,174	$68,862	$72,504	$84,442	$136,014	$163,709

Ratios to average net assets:
Gross expenses	2.17%[7]	2.07%	2.08%	2.05%[8]	2.03%	1.96%
Net expenses[9,10]	2.10 [7,11]	2.07	2.08	2.05 [8]	2.03 [11]	1.95 [11]
Net investment income	1.73 [7]	0.96	1.28	1.35	0.66	1.54

Portfolio turnover rate	44%	55%	67%	58%	92%	123%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through September 30, 2014.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 30, 2012.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	QS Batterymarch International Equity Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class FI Shares[1,2]	2014[3]	2013[4]	2012[4,5]	2011[4,5]	2010[4,5]	2009[4,5]

Net asset value, beginning of period	$14.99	$12.50	$11.28	$13.21	$12.36	$10.47

Income (loss) from operations:
Net investment income	0.28	0.24	0.24	0.27	0.19	0.25
Net realized and unrealized gain (loss)	(0.27)	2.36	1.25	(1.92)	0.91	1.88
Total income (loss) from operations	0.01	2.60	1.49	(1.65)	1.10	2.13

Less distributions from:
Net investment income	—	(0.11)	(0.27)	(0.28)	(0.25)	(0.24)
Total distributions	—	(0.11)	(0.27)	(0.28)	(0.25)	(0.24)

Net asset value, end of period	$15.00	$14.99	$12.50	$11.28	$13.21	$12.36
Total return[6]	0.07%	20.86%	13.26%	(12.49)%	8.92%	20.35%

Net assets, end of period (000s)	$9,225	$9,551	$9,420	$9,514	$12,787	$25,798

Ratios to average net assets:
Gross expenses	1.43%[7]	1.41%[8]	1.47%[8]	1.34%	1.27%	1.28%
Net expenses[9,10]	1.35 [7,11]	1.35 [8,11]	1.35 [8,11]	1.31 [11]	1.27	1.28
Net investment income	2.48 [7]	1.75	1.99	2.08	1.54	2.38

Portfolio turnover rate	44%	55%	67%	58%	92%	123%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through September 30, 2014.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 30, 2012.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class R Shares[1]	2014[2]	2013[3]	2012[3,4]	2011[3,4]	2010[3,4]	2009[3,4]

Net asset value, beginning of period	$14.98	$12.50	$11.28	$13.22	$12.37	$10.47

Income (loss) from operations:
Net investment income	0.30	0.20	0.21	0.27	0.14	0.22
Net realized and unrealized gain (loss)	(0.32)	2.36	1.26	(1.97)	0.92	1.88
Total income (loss) from operations	(0.02)	2.56	1.47	(1.70)	1.06	2.10

Less distributions from:
Net investment income	—	(0.08)	(0.25)	(0.24)	(0.21)	(0.20)
Total distributions	—	(0.08)	(0.25)	(0.24)	(0.21)	(0.20)

Net asset value, end of period	$14.96	$14.98	$12.50	$11.28	$13.22	$12.37
Total return[5]	(0.13)%	20.55%	13.06%	(12.81)%	8.56%	20.06%

Net assets, end of period (000s)	$285	$547	$311	$267	$1,164	$1,898

Ratios to average net assets:
Gross expenses	1.86%[6,7]	1.82%	1.72%[7]	1.94%[7]	1.74%	1.89%
Net expenses[8,9,10]	1.60 [6,7]	1.60	1.58 [7]	1.58 [7]	1.60	1.60
Net investment income	2.62 [6]	1.49	1.73	2.02	1.13	2.08

Portfolio turnover rate	44%	55%	67%	58%	92%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	QS Batterymarch International Equity Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1,2]	2014[3]	2013[4]	2012[4,5]	2011[4,5]	2010[4,5]	2009[4,5]

Net asset value, beginning of period	$14.97	$12.48	$11.26	$13.19	$12.33	$10.44

Income (loss) from operations:
Net investment income	0.32	0.28	0.30	0.30	0.21	0.28
Net realized and unrealized gain (loss)	(0.27)	2.38	1.23	(1.92)	0.95	1.90
Total income (loss) from operations	0.05	2.66	1.53	(1.62)	1.16	2.18

Less distributions from:
Net investment income	(0.02)	(0.17)	(0.31)	(0.31)	(0.30)	(0.29)
Total distributions	(0.02)	(0.17)	(0.31)	(0.31)	(0.30)	(0.29)

Net asset value, end of period	$15.00	$14.97	$12.48	$11.26	$13.19	$12.33
Total return[6]	0.32%	21.25%	13.70%	(12.22)%	9.36%	20.87%

Net assets, end of period (000s)	$19,812	$21,575	$20,448	$48,464	$83,879	$89,298

Ratios to average net assets:
Gross expenses	1.03%[7]	0.98%	1.00%	0.98%	0.96%	0.91%
Net expenses[8,9]	1.03 [7]	0.98	1.00	0.98	0.96 [10]	0.90 [10]
Net investment income	2.84 [7]	2.07	2.55	2.30	1.74	2.58

Portfolio turnover rate	44%	55%	67%	58%	92%	123%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through September 30, 2014.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 30, 2012.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1,2]	2014[3]	2013[4]	2012[4,5]	2011[4,5]	2010[4,5]	2009[4,5]

Net asset value, beginning of period	$14.94	$12.46	$11.25	$13.18	$12.33	$10.44

Income (loss) from operations:
Net investment income	0.33	0.27	0.28	0.32	0.23	0.28
Net realized and unrealized gain (loss)	(0.26)	2.39	1.26	(1.93)	0.93	1.91
Total income (loss) from operations	0.07	2.66	1.54	(1.61)	1.16	2.19

Less distributions from:
Net investment income	(0.03)	(0.18)	(0.33)	(0.32)	(0.31)	(0.30)
Total distributions	(0.03)	(0.18)	(0.33)	(0.32)	(0.31)	(0.30)

Net asset value, end of period	$14.98	$14.94	$12.46	$11.25	$13.18	$12.33
Total return[6]	0.44%	21.41%	13.68%	(12.14)%	9.37%	20.92%

Net assets, end of period (000s)	$301,625	$247,116	$159,208	$141,815	$158,699	$284,206

Ratios to average net assets:
Gross expenses	0.91%[7,8]	0.89%[8]	0.93%	0.89%	0.88%	0.86%
Net expenses[9,10]	0.91 [7,8]	0.88 [8,11]	0.93 [11]	0.89	0.88	0.86
Net investment income	2.89 [7]	1.99	2.35	2.47	1.92	2.57

Portfolio turnover rate	44%	55%	67%	58%	92%	123%

[1]	On October 5, 2009, Institutional Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through September 30, 2014.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 30, 2012.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed the total annual operating expenses of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	QS Batterymarch International Equity Fund 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS Batterymarch International Equity Fund (formerly Legg Mason Batterymarch International Equity Trust ) (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At a meeting held in May 2014, the Fund’s Board of Trustees approved changing the Fund’s fiscal year-end from December 31st to September 30th. This change resulted in a short-period annual report for the nine-month period from January 1, 2014 through September 30, 2014.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation

QS Batterymarch International Equity Fund 2014 Annual Report	33

Notes to financial statements (cont’d)

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34	QS Batterymarch International Equity Fund 2014 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$388,477,800	—	—	$388,477,800
Preferred stocks	2,344,523	—	—	2,344,523
Total long-term investments	$390,822,323	—	—	$390,822,323
Short-term investments†	—	$3,091,000	—	3,091,000
Total investments	$390,822,323	$3,091,000	—	$393,913,323

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

QS Batterymarch International Equity Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its

36	QS Batterymarch International Equity Fund 2014 Annual Report

contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of September 30, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

QS Batterymarch International Equity Fund 2014 Annual Report	37

Notes to financial statements (cont’d)

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of September 30, 2014, there was $96,560 of capital gains tax liabilities accrued on unrealized gains.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$285,385	$(285,385)

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (formerly, Batterymarch Financial Management, Inc.) (“QS Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

38	QS Batterymarch International Equity Fund 2014 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays QS Batterymarch an aggregate fee equal to 66 2/3% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R and Class I shares did not exceed 1.35%, 2.10%, 1.35%, 1.60% and 1.10%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $20,207.

During the period ended September 30, 2014, fees waived and/or expenses reimbursed amounted to $41,363.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class FI	Class R	Class IS
Expires December 31, 2014	—	$1,813	$1,811	—
Expires December 31, 2015	$3,343	11,444	408	—
Expires December 31, 2016	1,265	5,806	1,065	$12,071
Total fee waivers/expense reimbursements subject to recapture	$4,608	$19,063	$3,284	$12,071

For the year ended December 31, 2013, LMPFA recaptured $550, $627 and $138 for Class A, Class FI and Class IS shares, respectively.

QS Batterymarch International Equity Fund 2014 Annual Report	39

Notes to financial statements (cont’d)

Pursuant to these arrangements, at September 30, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R
Expires September 30, 2015	$2,650	—	$11,444	$408
Expires September 30, 2016	1,265	—	5,806	1,065
Expires September 30, 2017	1,849	$33,211	5,408	895
Total fee waivers/expense reimbursements subject to recapture	$5,764	$33,211	$22,658	$2,368

For the period ended September 30, 2014, LMPFA recaptured $693, $1, and $12,071 for Class A, R and IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2013, LMIS and its affiliates retained sales charges of $644 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2013, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$855

For the period ended September 30, 2014, LMIS and its affiliates retained sales charges of $307 on sales of the Fund’s Class A shares. In addition, for the period ended September 30, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$39	$694

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2014, Legg Mason and its affiliates owned 76% of the Fund.

40	QS Batterymarch International Equity Fund 2014 Annual Report

3. Investments

During the period ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$204,295,393
Sales	156,600,915

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$63,677,711
Gross unrealized depreciation	(13,403,701)
Net unrealized appreciation	$50,274,010

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At December 31, 2013, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$(3,677,631)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$(259,798)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the period ended September 30, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

QS Batterymarch International Equity Fund 2014 Annual Report	41

Notes to financial statements (cont’d)

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$13,739	$12,456
Class C	694,666	129,718
Class FI	23,625	25,236
Class R	2,424	2,100
Class I	—	18,949
Class IS	—	8,280
Total	$734,454	$196,739

For the period ended September 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$11,138	$10,019
Class C	488,899	130,906
Class FI	17,906	19,664
Class R	1,707	1,581
Class I	—	20,634
Class IS	—	7,786
Total	$519,650	$190,590

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,265
Class C	—
Class FI	5,806
Class R	1,065
Class I	—
Class IS	12,071
Total	$20,207

For period ended September 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,849
Class C	33,211
Class FI	5,408
Class R	895
Class I	—
Class IS	—
Total	$41,363

42	QS Batterymarch International Equity Fund 2014 Annual Report

6. Distributions to shareholders by class

	Period Ended September 30, 2014[1]	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	—	$50,222	$114,313
Class C	—	174,171	1,064,389
Class FI	—	72,285	204,142
Class R	—	3,129	6,060
Class I	$27,407	242,810	511,861
Class IS	472,604	2,857,406	4,065,839
Total	$500,011	$3,400,023	$5,966,604

[1]	For the period January 1, 2014 through September 30, 2014.

7. Shares of beneficial interest

At September 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. On April 30, 2012, the Fund was reorganized as a new series of the Trust.

Prior to April 30, 2012, the Fund was a series of a Maryland corporation and had 125,000,000 shares authorized at $0.001 par value for each of the Fund’s Class A, Class C and Class I shares, 100,000,000 shares authorized at $0.001 par value for each of the Fund’s Class FI and Class IS shares, and 500,000,000 shares authorized at $0.001 par value for Class R shares.

Transactions in shares of each class were as follows:

	Period Ended September 30, 2014[1]		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	14,411	$210,574	55,023	$742,756	26,333	$300,174
Shares issued on reinvestment	—	—	3,525	49,114	9,260	111,507
Shares repurchased	(32,571)	(472,522)	(64,222)	(847,985)	(137,301)	(1,617,202)
Net decrease	(18,160)	$(261,948)	(5,674)	$(56,115)	(101,708)	$(1,205,521)

Class C
Shares sold	92,734	$1,349,716	181,413	$2,428,303	179,526	$2,064,300
Shares issued on reinvestment	—	—	13,149	171,209	86,992	1,047,192
Shares repurchased	(670,848)	(9,798,865)	(1,429,460)	(18,764,337)	(2,006,083)	(23,074,512)
Net decrease	(578,114)	$(8,449,149)	(1,234,898)	$(16,164,825)	(1,739,565)	$(19,963,020)

Class FI
Shares sold	32,892	$492,397	81,174	$1,079,058	53,152	$632,241
Shares issued on reinvestment	—	—	4,809	69,143	15,626	194,426
Shares repurchased	(55,016)	(836,458)	(202,385)	(2,709,245)	(158,755)	(1,886,599)
Net decrease	(22,124)	$(344,061)	(116,402)	$(1,561,044)	(89,977)	$(1,059,932)

QS Batterymarch International Equity Fund 2014 Annual Report	43

Notes to financial statements (cont’d)

	Period Ended September 30, 2014[1]		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount	Shares	Amount

Class R
Shares sold	3,270	$49,058	16,699	$221,212	10,015	$118,536
Shares issued on reinvestment	—	—	220	3,129	487	6,060
Shares repurchased	(20,662)	(318,092)	(5,275)	(69,138)	(9,373)	(112,295)
Net increase (decrease)	(17,392)	$(269,034)	11,644	$155,203	1,129	$12,301

Class I
Shares sold	244,576	$3,669,310	401,894	$5,506,193	703,215	$8,380,641
Shares issued on reinvestment	752	11,727	6,655	96,553	17,971	222,548
Shares repurchased	(365,405)	(5,574,959)	(605,182)	(8,209,912)	(3,388,452)	(40,749,495)
Net decrease	(120,077)	$(1,893,922)	(196,633)	$(2,607,166)	(2,667,266)	$(32,146,306)

Class IS
Shares sold	4,737,202	$72,089,270	5,674,226	$78,827,620	2,499,000	$29,274,579
Shares issued on reinvestment	30,353	472,604	196,557	2,857,406	327,332	4,065,839
Shares repurchased	(1,162,856)	(17,652,902)	(2,109,011)	(29,754,766)	(2,662,925)	(31,694,545)
Net increase	3,604,699	$54,908,972	3,761,772	$51,930,260	163,407	$1,645,873

[1]	For the period January 1, 2014 through September 30, 2014.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the period ended September 30, 2014 and the taxable years ended December 31, 2013 and December 31, 2012, was as follows:

	2014	2013	2012
Distributions paid from:
Ordinary Income	$500,011	$3,400,023	$5,966,604

44	QS Batterymarch International Equity Fund 2014 Annual Report

As of September 30, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$6,841,262
Capital loss carryforward*	(310,567,908)
Other book/tax temporary differences(a)	(117,818)
Unrealized appreciation (depreciation)(b)	50,125,037
Total accumulated earnings (losses)—net	$(253,719,427)

*	During the taxable period ended September 30, 2014, the Fund utilized $ 10,560,466 of its capital loss carryforward available from prior years. As of September 30, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2017	$(119,806,986)
9/30/2018	(187,642,091)
9/30/2019	(3,118,831)
$(310,567,908)

These amounts will be available to offset any future taxable capital gains and will be utilized based on the order of their expiration dates.

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

QS Batterymarch International Equity Fund 2014 Annual Report	45

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of QS Batterymarch International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the QS Batterymarch International Equity Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 14, 2014

46	QS Batterymarch International Equity Fund 2014 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Batterymarch International Equity Fund (formerly, Legg Mason Batterymarch International Equity Trust) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

QS Batterymarch International Equity Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

48	QS Batterymarch International Equity Fund

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; Lecturer in Organizational Sciences, George Washington University, since 2000; formerly: Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Interested Trustees[3]
Jennifer W. Murphy
Year of birth	1964
Position(s) with Trust	Trustee and Chair
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations

Officer of LMM LLC (1999 to 2013); President and CEO of Legg Mason Capital Management, LLC (“LMCM”) and Manager of LMCM and predecessors (1998 to 2013).

Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

QS Batterymarch International Equity Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees[3] cont’d
Kenneth D. Fuller
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 170 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	158
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

50	QS Batterymarch International Equity Fund

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

QS Batterymarch International Equity Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Ms. Murphy and Mr. Fuller are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

52	QS Batterymarch International Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2014:

Record Date:	6/17/2014
Payable Date:	6/18/2014
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%

Please retain this information for your records.

QS Batterymarch International Equity Fund	53

QS Batterymarch

International Equity Fund

Trustees

Kenneth D. Fuller President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

QS Batterymarch Financial Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Batterymarch International Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Batterymarch International Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch International Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013157 11/14 SR14-2344

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending September 30, 2012, September 30, 2013 and September 30, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $132,226 in 2012, $195,250 in 2013 and $187,820 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012, $8,500 in 2013 and $0 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,600 in 2012, $19,420 in 2013 and $75,738 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $2,530 in 2012, $1,730 in 2013 and $2,928 in 2014, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for 2012, 2013 and 2014; Tax Fees were 100%, 100% and 100% for 2012, 2013 and 2014; and Other Fees were 100%, 100% and 100% for 2012, 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $14,100 in 2012, $254,500 in 2013 and $248,092 in 2014.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	November 21, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 21, 2014